SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 2004



                      FORTUNE NATURAL RESOURCES CORPORATION
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             (Exact name of Registrant as specified in its charter)



           DELAWARE                 1-12334                95-4114732
           --------                 -------                ----------
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)



               515 W. GREENS ROAD, SUITE 720, HOUSTON, TEXAS 77067
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (281) 872-1170 Registrant's telecopier number, including area code: (281) 872-1213



                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

      On June 1, 2004, Fortune Natural Resources Corporation, a Delaware corporation (the "Registrant") filed a voluntary petition in the United States Bankruptcy Court, Eastern District of Louisiana, for relief under Chapter 11 of Title 11, U.S.C. Section 101-1330 (the "Bankruptcy Code"). The Registrant continues to own it property and operate its business as a Debtor-in-Possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in this case.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      The following exhibit is furnished in connection with the disclosure pursuant to Item 3 of this Form 8-K.

      Exhibit No.    Description

         99.1 Monthly Report for the month of June 2004 filed with United Stated Bankruptcy Court, Eastern District of Louisiana in connection with Case No. 04-14112; this Monthly Report includes the following sub-reports: (i) Comparative Balance Sheet; (ii) Profit and Loss Statement; (iii) Cash Receipts and Disbursement Statement; and (iv) Quarterly Fee Summary.


SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                FORTUNE NATURAL RESOURCES CORPORATION



                                       By: /s/ Dean W. Drulias
                                           -----------------------------------
                                           Dean W. Drulias
                                           Corporate Secretary


Date: August 13, 2004